UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2454

Oppenheimer Money Market Fund, Inc.

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center,

New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: July 31

Date of reporting period: 1/31/2013

Item 1. Reports to Stockholders.

1	31	2013

SEMIANNUAL REPORT

Oppenheimer Money Market Fund, Inc.

2	OPPENHEIMER MONEY MARKET FUND, INC.

Fund Performance Discussion

As they have for the past several years, short-term interest rates and money market yields remained near historical lows over the reporting period. Nonetheless, the Fund continued to produce competitive and consistent levels of current income while maintaining liquidity and a stable net asset value.

MARKET OVERVIEW

The Federal Reserve’s (the “Fed’s”) target for short-term interest rates remained in a range between 0% and 0.25% throughout the reporting period, which effectively anchored yields of short-term debt instruments near historical lows. In addition, the Fed announced additional measures as part of an aggressively accommodative monetary policy designed to stimulate greater economic growth. In September, the Fed launched a third, open-ended round of quantitative easing to buy U.S. government securities from financial institutions, providing them with cash that can be used for consumer and business loans. At the same time, the Fed stated its intention to maintain low short-term interest rates through mid-2015, an extension of its previous 2014 time frame.

The Fed’s policies appeared to gain a degree of traction, as a variety of U.S. economic data showed improvement during the reporting period. The unemployment rate, which had remained stubbornly high in the wake of the 2008 financial crisis, fell from 8.2% at the end of July 2012 to 7.9% at the end of

January 2013. The rate of U.S. economic growth climbed from a 1.3% annualized rate in the second quarter of 2012 to 3.1% in the third quarter. Although U.S. economic growth slowed in the fourth quarter, with GDP an estimated 0.1%, other economic indicators continued to post gains, including personal consumption, durable goods purchases and housing market activity.

Economic conditions in the rest of the world also seemed to be on the mend. While Europe continued to struggle with its sovereign debt crisis, analysts were encouraged when the head of the European Central Bank publicly stated its intent to support the euro as the European Union’s common currency. Concerns regarding an economic slowdown in the emerging markets also eased, in the hope that China’s new leadership may adopt more stimulative fiscal policies than their predecessors.

Against this backdrop, U.S. interest rates fell across the board immediately after the Fed announced its third round of quantitative easing in September, effectively narrowing

OPPENHEIMER MONEY MARKET FUND, INC.	3

yield differences along the market’s maturity spectrum. Interest rates from overseas instruments also fell.

FUND PERFORMANCE

During the period, we emphasized liquidity and safety in the reporting period’s low interest rate environment. We continued to maintain a cautious approach to credit selection, favoring banks in the United States, Canada and Australia, while avoiding some of the European banks that we felt may be affected by the region’s financial crisis. We also found opportunities for incrementally higher yields from commercial paper issued by financially stable corporations, as well as asset-backed commercial paper.

In addition, we increased the Fund’s weighted average maturity toward the longer end of its range in an effort to capture higher yields from longer dated instruments

Carol E. Wolf Portfolio Manager

and to prepare the Fund for pressures that typically affect the money markets at year end. Consequently, as of the end of the reporting period, the Fund’s weighted average maturity was modestly longer than industry averages.

STRATEGY & OUTLOOK

Although we have been encouraged by recently improved U.S. and global economic data, a number of headwinds and risks remain. In the U.S., we remain concerned about the ongoing, contentious debate regarding government spending and fiscal policy. We also are carefully monitoring U.S. regulatory actions that have the potential to affect money market funds. In this environment, the Fed has indicated that it intends to maintain its aggressively accommodative policy stance until it sees substantial improvement in labor market conditions.

Christopher Proctor Portfolio Manager

4	OPPENHEIMER MONEY MARKET FUND, INC.

Portfolio Allocation

Short-Term Notes/Commercial Paper	45.4%
Certificates of Deposit	34.7
Direct Bank Obligations	12.3
U.S. Government Obligations	7.6

Portfolio holdings and allocations are subject to change. Percentages are as of January 31, 2013, and are based on the total market value of investments.

Performance

CURRENT YIELD
For the 7-Day Period Ended 1/31/13
	With Compounding	Without Compounding
Class A (OMBXX)	0.01%	0.01%
Class Y (OMYXX)	0.01	0.01

CURRENT YIELD
For the Six-Month Period Ended 1/31/13
	With Compounding	Without Compounding
Class A (OMBXX)	0.02%	0.02%
Class Y (OMYXX)	0.02	0.02

Compounded yields assume reinvestment of dividends. The seven-day simple yield is an annualized average daily yield of the Fund for the most recent seven days. The compounded seven-day average yield for 365 days is offered as a comparison to a savings account’s compounded interest rate. Unlike an investment in the Fund, the FDIC generally insures deposits in savings accounts.

The performance data quoted represents past performance, which does not guarantee future results. Yields include dividends in a hypothetical investment for the periods shown. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). The yields take into account voluntary fee waivers and/or expense reimbursements, without which yields would have been lower. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The Fund’s performance shown does not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income paid by the Fund.

OPPENHEIMER MONEY MARKET FUND, INC.	5

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

6	OPPENHEIMER MONEY MARKET FUND, INC.

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended January 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

OPPENHEIMER MONEY MARKET FUND, INC.	7

Fund Expenses  Continued

Actual	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During 6 Months Ended January 31, 2013
Class A	$1,000.00	$1,000.10	$1.46
Class Y	1,000.00	1,000.10	1.36

Hypothetical (5% return before expenses)
Class A	1,000.00	1,023.74	1.48
Class Y	1,000.00	1,023.84	1.38

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended January 31, 2013 are as follows:

Class	Expense Ratios
Class A	0.29%
Class Y	0.27

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

8	OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF INVESTMENTS    January 31, 2013 / (Unaudited)

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Certificates of Deposit—35.0%
Yankee Certificates of Deposit—35.0%
Bank of Montreal, Chicago:
0.16%	2/14/13	2/14/13	$30,300,000	$30,300,000
0.22%	2/8/13	2/8/13	40,000,000	40,000,000
0.23%	3/19/13	3/19/13	8,500,000	8,500,000
0.23%	3/19/13	3/19/13	14,000,000	14,000,000
Bank of Nova Scotia, Houston TX:
0.21%[1]	2/1/13	5/24/13	34,000,000	34,000,000
0.23%[1]	2/1/13	7/9/13	21,700,000	21,700,000
0.23%	4/8/13	4/8/13	4,000,000	4,000,000
0.24%	4/11/13	4/11/13	13,900,000	13,900,000
0.24%	5/17/13	5/17/13	4,500,000	4,500,000
Bank of Tokyo-Mitsubishi UFJ NY, 0.17%[2]	2/21/13	2/21/13	25,200,000	25,200,000
BNP Paribas, New York, 0.74%	1/15/14	1/15/14	34,250,000	34,250,000
DnB Bank ASA NY:
0.23%	2/1/13	2/1/13	13,000,000	13,000,000
0.23%	3/14/13	3/14/13	15,000,000	15,000,000
0.23%	3/21/13	3/21/13	30,000,000	30,000,000
0.24%	2/7/13	2/7/13	24,200,000	24,199,980
National Australia Bank, New York, 0.22%	2/6/13	2/6/13	40,000,000	40,000,000
Nordea Bank Finland plc, New York:
0.24%	2/15/13	2/15/13	8,900,000	8,900,000
0.25%	4/3/13	4/3/13	82,216,000	82,216,000
Royal Bank of Canada, New York:
0.00%[1,3,4]	2/1/13	2/3/14	30,000,000	30,000,000
0.52%[1]	2/1/13	6/7/13	5,500,000	5,500,000
Sumitomo Mutsui Bank NY:
0.16%	2/1/13	2/1/13	50,000,000	50,000,000
0.16%	2/4/13	2/4/13	11,800,000	11,800,000
Sumitomo Trust & Bank NY, 0.16%	2/5/13	2/5/13	17,200,000	17,200,000
Svenska Handelsbanken, New York, 0.18%	3/1/13	3/1/13	26,000,000	26,000,000
Swedbank AB, New York, 0.20%	2/11/13	2/11/13	34,850,000	34,850,000
Toronto Dominion Bank, New York:
0.19%	4/30/13	4/30/13	3,500,000	3,500,000
0.24%	3/19/13	3/19/13	9,400,000	9,400,000
0.24%	3/27/13	3/27/13	57,500,000	57,500,000
0.24%	4/18/13	4/18/13	13,860,000	13,860,000
0.30%	2/20/13	2/20/13	16,000,000	16,000,000
Total Certificates of Deposit (Cost $719,275,980)				719,275,980
Direct Bank Obligations—12.5%
National Australia Funding (Delaware), Inc., 0.25%[5]	7/8/13	7/8/13	16,000,000	15,982,556
Nordea North America, Inc., 0.25%	2/11/13	2/11/13	4,500,000	4,499,688
Skandinaviska Enskilda BankenAB, 0.27%[5]	2/22/13	2/22/13	40,000,000	39,993,817

OPPENHEIMER MONEY MARKET FUND, INC.	9

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Direct Bank Obligations Continued
Societe Generale North America, Inc.:
0.18%	2/1/13	2/1/13	$27,000,000	$27,000,000
0.18%	2/5/13	2/5/13	18,000,000	17,999,640
0.18%	2/7/13	2/7/13	19,000,000	18,999,430
Svenska Handelsbanken, Inc.:
0.21%[5]	4/23/13	4/23/13	30,100,000	30,085,778
0.24%[5]	3/21/13	3/21/13	5,000,000	4,998,400
Swedbank AB:
0.19%	2/26/13	2/26/13	3,400,000	3,399,551
0.20%	3/18/13	3/18/13	19,000,000	18,995,250
Westpac Banking Corp., 0.36%[1,2,5]	4/9/13	1/9/14	74,100,000	74,100,000
Total Direct Bank Obligations (Cost $256,054,110)				256,054,110
Short-Term Notes/Commercial Paper—45.9%
Capital Markets—1.1%
BNP Paribas Finance, Inc., 0.67%	4/2/13	4/2/13	22,850,000	22,824,484
Leasing & Factoring—6.5%
American Honda Finance Corp.:
0.33%[1,2]	3/12/13	12/5/13	14,000,000	14,000,000
0.34%[1]	2/8/13	11/8/13	16,000,000	16,000,000
0.39%[1]	2/2/13	8/2/13	18,000,000	18,000,000
Toyota Motor Credit Corp.:
0.30%	10/25/13	10/25/13	26,000,000	25,942,367
0.31%	7/17/13	7/17/13	24,400,000	24,365,122
0.63%	2/6/13	2/6/13	35,100,000	35,096,929
				133,404,418
Municipal—8.5%
Alamo Heights, TX Higher Education Facilities Corp., University of Incarnate Word, Series 1999-A, 0.14%[1]	2/7/13	2/7/13	9,975,000	9,975,000
Athens-Clarke Cnty., GA Unified Government Development Authority, University of Georgia Athletic Association Project, Series 2005, 0.17%[1]	2/7/13	2/7/13	10,375,000	10,375,000
B&D Association LLP/Eye Association of Boca Raton Bonds, B&D Assn. Project, Series 2005, 0.25%[1]	2/7/13	2/7/13	2,260,000	2,260,000
Burke Cnty., GA Development Authority Pollution Control Revenue Bonds, Oglethorpe Power Corp. Vogtle, Series 2010B, 0.09%[1]	2/7/13	2/7/13	10,105,000	10,105,000
Capital One Funding Corp. Nts., Series 2000D, 0.21%[1]	2/7/13	2/7/13	4,577,000	4,577,000
Catawba Cnty., NC Bonds, Catawba Valley Medical Center Project, Series 2009, 0.23%[1]	2/7/13	2/7/13	5,400,000	5,400,000
District of Columbia Revenue Bonds, The Pew Charitable Trust Issue, Series 2008B, 0.18%[1]	2/7/13	2/7/13	1,345,000	1,345,000
Emery Cnty., UT Pollution Control Revenue Refunding Bonds, Pacific Corp. Projects, Series 1994, 0.12%[1]	2/7/13	2/7/13	19,700,000	19,700,000
Franklin, WI Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin Project, Series 07A, 0.14%[1]	2/7/13	2/7/13	20,000,000	20,000,000

10	OPPENHEIMER MONEY MARKET FUND, INC.

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Municipal Continued
Las Cruces, NM Industrial Revenue Bonds, F&A Dairy Products, Inc. Project, Series 2008, 0.20%[1]	2/7/13	2/7/13	$4,300,000	$4,300,000
Mansfield Industrial Development Corp. Adjustable Conversion-rate Equity Security, Pier 1 Imports, Inc. Texas Project, Series 1986, 0.13%[1]	2/7/13	2/7/13	9,400,000	9,400,000
Miami-Dade Cnty, FL Industrial Development Authority Revenue Bonds, AAR Aircraft Services, Inc., Series 1998, 0.15%[1]	2/7/13	2/7/13	12,500,000	12,500,000
NC Capital Facilities Finance Agency Educational Facilities Revenue Bonds, Charlotte Country Day School, 0.09%[1]	2/7/13	2/7/13	11,730,000	11,730,000
NYC Capital Resources Corp. Revenue Bonds, LEAP Program, Series 2007B, 0.17%[1]	2/7/13	2/7/13	10,195,000	10,195,000
Olathe, KS Facilities Revenue Bonds, Cedar Lake Village, Inc. Project, Series 2004, 0.13%[1]	2/7/13	2/7/13	7,740,000	7,740,000
PA Economic Development Finance Authority 2006, PMF Industries, Inc. Project, Series A2, 0.20%[1]	2/7/13	2/7/13	2,010,000	2,010,000
Pinellas Cnty. Development Authority Revenue Bonds, PACT, Inc. Project, Series 2003, 0.24%[1]	2/7/13	2/7/13	5,340,000	5,340,000
Porterfield Family Partners LP Bonds, Series 2004, 0.25%[1]	2/7/13	2/7/13	2,400,000	2,400,000
St. Paul, MN Port Authority Revenue Refunding Bonds, Series 2009-3Z, 0.11%[1]	2/7/13	2/7/13	1,575,000	1,575,000
Sterling, IL Revenue Bonds, Rock River Redevelopment Project, Series 03, 0.25%[1]	2/7/13	2/7/13	3,340,000	3,340,000
Surry Cnty., VA Industrial Development Authority Bonds, Windsor Mill Project, Series 2007, 0.25%[1]	2/7/13	2/7/13	3,370,000	3,370,000
TX Trinity River Authority Revenue Bonds, Community Waste Disposal LP, Series 2007, 0.15%[1]	2/7/13	2/7/13	9,350,000	9,350,000
Westchester Cnty. Industrial Development Agency Bonds, The Masters School Civic Facilities Project, Series 02, 0.14%[1]	2/7/13	2/7/13	7,035,000	7,035,000
				174,022,000
Receivables Finance—13.9%
Barton Capital Corp., 0.22%[5]	2/28/13	2/28/13	21,700,000	21,696,420
Chariot Funding LLC, 0.25%[5]	4/2/13	4/2/13	8,000,000	7,996,667
Gemini Securitization Corp.: 0.17%[5]	2/1/13	2/1/13	31,000,000	31,000,000
0.17%[5]	2/4/13	2/4/13	15,000,000	14,999,750
Gotham Funding Corp.: 0.19%[5]	2/12/13	2/12/13	3,341,000	3,340,806
0.19%[5]	2/14/13	2/14/13	4,841,000	4,840,668
0.20%[5]	2/20/13	2/20/13	10,000,000	9,998,944
0.20%[5]	2/21/13	2/21/13	5,000,000	4,999,444
0.20%[5]	2/28/13	2/28/13	9,700,000	9,698,545
0.21%[5]	2/4/13	2/4/13	9,000,000	8,999,843

OPPENHEIMER MONEY MARKET FUND, INC.	11

STATEMENT OF INVESTMENTS    (Unaudited) / Continued

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
Receivables Finance Continued
Jupiter Securitization Co. LLC: 0.24%[5]	3/5/13	3/5/13	$21,000,000	$20,995,520
0.25%[5]	3/6/13	3/6/13	12,000,000	11,996,480
Market Street Funding LLC: 0.21%[5]	4/1/13	4/1/13	8,000,000	7,997,247
0.21%[5]	4/19/13	4/19/13	28,200,000	28,187,334
Old Line Funding Corp.: 0.20%[5]	4/1/13	4/1/13	28,000,000	27,990,822
0.32%[5]	3/1/13	3/1/13	11,088,000	11,085,240
Thunder Bay Funding LLC: 0.20%[5]	3/15/13	3/15/13	20,000,000	19,995,333
0.23%[5]	2/8/13	2/8/13	40,400,000	40,398,193
				286,217,256
Special Purpose Financial—15.9%
Collateralized Commercial Paper II Co. LLC, 0.40%[2]	7/16/13	7/16/13	50,800,000	50,706,867
Concord Minutemen Cap. Corp. LLC: 0.25%	2/12/13	2/12/13	12,800,000	12,799,022
0.30%	2/4/13	2/4/13	36,900,000	36,899,078
0.30%	2/7/13	2/7/13	19,500,000	19,499,025
0.30%	2/13/13	2/13/13	15,035,000	15,033,497
0.30%	3/11/13	3/11/13	3,700,000	3,698,828
0.30%	3/12/13	3/12/13	15,300,000	15,295,028
FCAR Owner Trust I: 0.24%	3/5/13	3/5/13	8,900,000	8,898,101
0.25%	2/5/13	2/5/13	25,000,000	24,999,306
Legacy Capital LLC, 0.30%	2/4/13	2/4/13	21,300,000	21,299,468
Lexington Parker Capital Co. LLC: 0.28%[5]	2/4/13	2/4/13	49,500,000	49,498,813
0.30%[5]	2/7/13	2/7/13	7,500,000	7,499,625
0.30%[5]	2/12/13	2/12/13	11,800,000	11,798,918
Northern Pines Funding LLC: 0.20%[2]	2/25/13	2/25/13	15,500,000	15,497,933
0.20%[2]	2/28/13	2/28/13	24,000,000	23,996,400
Ridgefield Funding Co. LLC, 0.46%	2/4/13	2/4/13	8,700,000	8,699,667
				326,119,576
Total Short-Term Notes/Commercial Paper (Cost $942,587,734)				942,587,734
U.S. Government Obligations—7.7%
U.S. Treasury Nts.: 0.25%	2/28/14	2/28/14	14,000,000	14,009,226
0.38%	6/30/13	6/30/13	16,000,000	16,009,838
0.50%	11/15/13	11/15/13	15,000,000	15,033,673
0.75%	9/15/13	9/15/13	20,000,000	20,064,113
1.00%	7/15/13	7/15/13	21,000,000	21,071,854
1.00%	1/15/14	1/15/14	22,000,000	22,169,936
1.75%	1/31/14	1/31/14	20,000,000	20,309,726

12	OPPENHEIMER MONEY MARKET FUND, INC.

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value
U.S. Government Obligations Continued
3.38%	7/31/13	7/31/13	$14,000,000	$14,218,416
4.25%	8/15/13	8/15/13	14,000,000	14,301,828
Total U.S. Government Obligations (Cost $157,188,610)				157,188,610
Total Investments, at Value (Cost $2,075,106,434)			101.1%	2,075,106,434
Liabilities in Excess of Other Assets			(1.1)	(23,197,334)

Net Assets			100.0%	$2,051,909,100

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

*The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

**If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $203,501,200 or 9.92% of the Fund’s net assets as of January 31, 2013.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after January 31, 2013. See Note 1 of the accompanying Notes.

4. Interest rate is less than 0.0005%.

5. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $520,175,163 or 25.35% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.

See accompanying Notes to Financial Statements

OPPENHEIMER MONEY MARKET FUND, INC.	13

STATEMENT OF ASSETS AND LIABILITIES    January 31, 2013 (Unaudited)

Assets
Investments, at value (cost $2,075,106,434)—see accompanying statement of investments	$2,075,106,434
Cash	191,803
Receivables and other assets:
Shares of capital stock sold	12,535,683
Interest	696,522
Other	210,364
Total assets	2,088,740,806
Liabilities
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	30,000,000
Shares of capital stock redeemed	5,844,881
Directors’ compensation	402,714
Transfer and shareholder servicing agent fees	354,664
Shareholder communications	184,792
Dividends	5,112
Other	39,543
Total liabilities	36,831,706
Net Assets	$2,051,909,100
Composition of Net Assets
Par value of shares of capital stock	$205,203,507
Additional paid-in capital	1,846,917,808
Accumulated net investment loss	(292,760)
Accumulated net realized gain on investments	80,545
Net Assets	$2,051,909,100
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,815,513,573 and 1,815,627,475 shares of capital stock outstanding)	$1.00
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $236,395,527 and 236,407,591 shares of capital stock outstanding)	$1.00

See accompanying Notes to Financial Statements.

14	OPPENHEIMER MONEY MARKET FUND, INC.

STATEMENT OF OPERATIONS    For the Six Months Ended January 31, 2013 (Unaudited)

Investment Income
Interest	$2,807,467
Other income	104,596
Total investment income	2,912,063
Expenses
Management fees	4,086,919
Transfer and shareholder servicing agent fees:
Class A	2,480,979
Class Y	16,051
Shareholder communications:
Class A	241,242
Class Y	502
Directors’ compensation	41,854
Custodian fees and expenses	8,469
Other	40,965
Total expenses	6,916,981
Less waivers and reimbursements of expenses	(4,093,044)
Net expenses	2,823,937
Net Investment Income	88,126
Net Realized Gain on Investments	30,134
Net Increase in Net Assets Resulting from Operations	$118,260

See accompanying Notes to Financial Statements.

OPPENHEIMER MONEY MARKET FUND, INC.	15

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2013 (Unaudited)	Year Ended July 31, 2012
Operations
Net investment income	$88,126	$186,904
Net realized gain	30,134	64,590
Net increase in net assets resulting from operations	118,260	251,494
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(125,400)	(182,257)
Class Y	(12,972)	(17,039)
	(138,372)	(199,296)
Capital Stock Transactions
Net increase (decrease) in net assets resulting from capital stock transactions:
Class A	50,599,163	(110,955,091)
Class Y	84,078,547	(20,601,958)
	134,677,710	(131,557,049)
Net Assets
Total increase (decrease)	134,657,598	(131,504,851)
Beginning of period	1,917,251,502	2,048,756,353
End of period (including accumulated net investment loss of $292,760 and $242,514, respectively)	$2,051,909,100	$1,917,251,502

See accompanying Notes to Financial Statements.

16	OPPENHEIMER MONEY MARKET FUND, INC.

FINANCIAL HIGHLIGHTS

	Six Months Ended January 31, 2013		Year Ended July 31,		Year Ended July 29,		Year Ended July 30,		Year Ended July 31,	Year Ended July 31,
Class A	(Unaudited)		2012		2011[1]		2010[1]		2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Income (loss) from investment operations:
Net investment income[2]	—	[3]	—	[3]	—	[3]	—	[3]	.01	.04
Net realized gain	—	[3]	—	[3]	—	[3]	—	[3]	— [3]	—[3]
Total from investment operations	—	[3]	—	[3]	—	[3]	—	[3]	.01	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	—	[3]	—	[3]	—	[3]	—	[3]	(.01)	(.04)
Distributions from net realized gain	—		—		—		—	[3]	—[3]	—
Total dividends and/or distributions to shareholders	—[3]		—	[3]	—	[3]	—	[3]	(.01)	(.04)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00	$1.00
Total Return[4]	0.01%		0.01%		0.01%		0.02%		1.20%	3.75%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,815,514		$1,764,934		$1,875,840		$1,991,224		$2,409,280	$2,199,582
Average net assets (in thousands)	$1,797,067		$1,869,340		$1,917,260		$2,145,249		$2,519,525	$2,030,992
Ratios to average net assets:[5]
Net investment income	0.01%		0.01%		0.01%		0.00%[6]		1.16%	3.61%
Total expenses	0.72%		0.66%		0.65%		0.66%		0.63%	0.60%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.29%		0.31%		0.32%		0.37%		0.62%	0.60%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

See accompanying Notes to Financial Statements.

OPPENHEIMER MONEY MARKET FUND, INC.	17

FINANCIAL HIGHLIGHTS    Continued

	Six Months Ended January 31, 2013	Year Ended July 31,	Year Ended July 29,	Year Ended July 30,	Year Ended July 31,	Year Ended July 31,
Class Y	(Unaudited)	2012	2011[1]	2010[1]	2009	2008

Per Share Operating Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income[2]	—[3]	—[3]	—[3]	—[3]	.01	.04
Net realized gain	—[3]	—[3]	—[3]	—[3]	—[3]	—[3]
Total from investment operations	—[3]	—[3]	—[3]	—[3]	.01	.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	—[3]	—[3]	—[3]	—[3]	(.01)	(.04)
Distributions from net realized gain	—	—	—	—[3]	—[3]	—
Total dividends and/or distributions to shareholders	—[3]	—[3]	—[3]	—[3]	(.01)	(.04)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return[4]	0.01%	0.01%	0.01%	0.02%	1.33%	3.91%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$236,395	$152,318	$172,916	$207,463	$218,385	$248,916
Average net assets (in thousands)	$170,443	$155,158	$169,502	$214,938	$175,137	$275,465
Ratios to average net assets:[5]
Net investment income	0.01%	0.01%	0.01%	0.01%	1.30%	3.92%
Total expenses	0.44%	0.44%	0.43%	0.46%	0.48%	0.44%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.27%	0.30%	0.31%	0.35%	0.48%	0.44%

1. July 29, 2011 and July 30, 2010 represent the last business days of the Fund’s respective reporting periods.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

18	OPPENHEIMER MONEY MARKET FUND, INC.

NOTES TO FINANCIAL STATEMENTS    January 31, 2013 / Unaudited

1. Significant Accounting Policies

Oppenheimer Money Market Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek the maximum current income that is consistent with stability of principal. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A and Class Y shares. Class A shares are sold at their offering price, which is the net asset value per share without any initial sales charge. Class Y shares are sold to certain institutional investors without a front-end sales charge, however, the intermediaries may impose charges on their accountholders who beneficially own Class Y shares. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

The following is a summary of significant accounting policies consistently followed by the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of January 31, 2013, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$30,000,000

OPPENHEIMER MONEY MARKET FUND, INC.	19

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year end July 31, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year.

Directors’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent directors. Benefits are based on years of service and fees paid to each director during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent directors as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended January 31, 2013, the Fund’s projected benefit obligations, payments to retired directors and accumulated liability were as follows:

Projected Benefit Obligations Increased	$23,907
Payments Made to Retired Directors	30,945
Accumulated Liability as of January 31, 2013	220,416

The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may

20	OPPENHEIMER MONEY MARKET FUND, INC.

differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually but may be paid at other times to maintain the net asset value per share at $1.00. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

OPPENHEIMER MONEY MARKET FUND, INC.	21

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Directors.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation

22	OPPENHEIMER MONEY MARKET FUND, INC.

Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of January 31, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2—Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Certificates of Deposit	$—	$719,275,980	$—	$719,275,980
Direct Bank Obligations	—	256,054,110	—	256,054,110
Short-Term Notes/Commercial Paper	—	942,587,734	—	942,587,734
U.S. Government Obligations	—	157,188,610	—	157,188,610

Total Assets	$—	$2,075,106,434	$—	$2,075,106,434

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

OPPENHEIMER MONEY MARKET FUND, INC.	23

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

3. Shares of Capital Stock

The Fund has authorized 7 billion shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

	Six Months Ended January 31, 2013		Year Ended July 31, 2012
	Shares	Amount	Shares	Amount
Class A
Sold	754,813,611	$754,813,611	1,343,287,900	$1,343,287,900
Dividends and/or distributions reinvested	122,335	122,335	180,826	180,826
Redeemed	(704,336,783)	(704,336,783)	(1,454,423,817)	(1,454,423,817)

Net increase (decrease)	50,599,163	$50,599,163	(110,955,091)	$(110,955,091)

Class Y
Sold	108,720,962	$108,720,962	100,346,313	$100,346,313
Dividends and/or distributions reinvested	12,697	12,697	15,441	15,441
Redeemed	(24,655,112)	(24,655,112)	(120,963,712)	(120,963,712)

Net increase (decrease)	84,078,547	$84,078,547	(20,601,958)	$(20,601,958)

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.450%
Next $500 million	0.425
Next $500 million	0.400
Next $1.5 billion	0.375
Over $3 billion	0.350

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) will serve as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

24	OPPENHEIMER MONEY MARKET FUND, INC.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Sales Charges. Contingent deferred sales charges (CDSC) do not represent an expense of the Fund. They are deducted from the proceeds of redemptions of Fund shares prior to remittance. The CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

Six Months Ended	Class A Contingent Deferred Sales Charges Retained by Distributor
January 31, 2013	$2,228

Waivers and Reimbursements of Expenses. The Manager has voluntarily undertaken to waive fees and/or reimburse Fund expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. As a result, for the six months ended January 31, 2013, the Manager waived fees and/or reimbursed the Fund $3,947,748 and $145,296 for Class A and Class Y shares, respectively. There is no guarantee that the Fund will maintain a positive yield.

Effective November 21, 2012, the Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: 1) cause the Fund to generate a negative daily yield, and 2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the Manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. As of January 31, 2013, the following waived and/or reimbursed amounts are eligible for recapture:

Expiration Date July 31, 2016
Class A	$1,600,681
Class B	68,320

The Manager has not recaptured any previously waived and/or reimbursed amounts during the six months ended January 31, 2013.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Class Y shares to 0.10% of average annual net assets and for Class A shares to 0.30% of average annual net assets of the class.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

OPPENHEIMER MONEY MARKET FUND, INC.	25

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OFI, OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by

26	OPPENHEIMER MONEY MARKET FUND, INC.

OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

OPPENHEIMER MONEY MARKET FUND, INC.	27

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

The Board of Directors (the “Board”), including a majority of the independent Directors, approved a restated investment advisory agreement between OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and the Fund and a sub-advisory agreement between OFI Global and OFI whereby OFI will provide investment sub-advisory services to the Fund (collectively, the “Agreements”). The Agreements were approved in connection with OFI’s proposal to modify its corporate structure effective January 1, 2013. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager, Sub-Adviser and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the investment performance of the Fund and the Managers (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Sub-Adviser’s duties include providing the Fund with the services of the portfolio managers and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Managers are responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling

28	OPPENHEIMER MONEY MARKET FUND, INC.

and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Managers also provide the Fund with office space, facilities and equipment.

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Sub-Adviser’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Carol Wolf and Christopher Proctor, the portfolio managers for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager, Sub-Adviser and the Fund. Throughout the year, the Sub-Adviser provided information on the investment performance of the Fund, the Manager and the Sub-Adviser, including comparative performance information. The Board also reviewed information, prepared by the Manager, Sub-Adviser and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load money market instrument funds. The Board noted that the Fund’s five-year and ten-year performance was better than its peer group median, and its one-year and three-year performance was equal to its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for

OPPENHEIMER MONEY MARKET FUND, INC.	29

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail no-load money market instrument funds with comparable asset levels and distribution features. The Board noted that the Manager has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield. The Manager is permitted to recapture previously waived and/or reimbursed fees in any given fiscal year if the recapture would not: (1) cause the Fund to generate a negative daily yield, and (2) exceed amounts previously waived and/or reimbursed under this arrangement during the current and prior three fiscal years. The reimbursement to the manager of such previous waivers and reimbursements would not include any portion of distribution and/or service fees. This undertaking may not be amended or withdrawn until one year after the date of the prospectus. The Board noted that the Fund’s actual management fees were lower than its expense group median and average. The Fund’s contractual management fees were equal to its expense group median and lower than its expense group average. The Fund’s total expenses were higher than its expense group median and average.

Economies of Scale and Profits Realized by the Manager and Sub-Adviser. The Board considered information regarding the Sub-Adviser’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their relationship with the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Manager and Sub-Adviser. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager and Sub-Adviser within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, approved the restructuring

30	OPPENHEIMER MONEY MARKET FUND, INC.

of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management will serve as the investment adviser to the Fund in place of OFI under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with OFI to provide investment sub-advisory services to the Fund. OFI Global will pay the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013. Prior to January 1, 2013, the Board decided to continue the investment advisory agreement with OFI, which terminated upon the effectiveness of the Restated Advisory Agreement and Sub-Advisory Agreement (“Prior Agreement”).

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Prior Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

OPPENHEIMER MONEY MARKET FUND, INC.	31

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

32	OPPENHEIMER MONEY MARKET FUND, INC.

OPPENHEIMER MONEY MARKET FUND, INC.

Directors and Officers

Brian F. Wruble, Chairman of the Board of Directors and Director

David K. Downes, Director

Matthew P. Fink, Director

Edmund P. Giambastiani, Jr., Advisory Board Member

Phillip A. Griffiths, Director

Mary F. Miller, Director

Joel W. Motley, Director

Joanne Pace, Advisory Board Member

Mary Ann Tynan, Director

Joseph M. Wikler, Director

Peter I. Wold, Director

William F. Glavin, Jr., President and Principal Executive Officer

Carol E. Wolf, Vice President

Christopher Proctor, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.
Sub-Adviser	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.
Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2013 OppenheimerFunds, Inc. All rights reserved.

OPPENHEIMER MONEY MARKET FUND, INC.	33

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

34	OPPENHEIMER MONEY MARKET FUND, INC.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

OPPENHEIMER MONEY MARKET FUND, INC.	35

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 1.800.CALL OPP (1.800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon-Fri 8am-8pm ET.

RS0200.001.0113 March 22, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Money Market Fund, Inc.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer

Date: 3/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer

Date: 3/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted Principal Financial Officer

Date: 3/14/2013